UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 13, 2015

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2015, Midstates Petroleum Company, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that, as of August 10, 2015, the Company was not in compliance with the NYSE’s continued listing standards. Such noncompliance was based on the Company’s failure to maintain an average market capitalization greater than $50 million over a 30 trading-day period and stockholders’ equity greater than $50 million.  Upon receipt of the notice of non-compliance from the NYSE, the Company became subject to the procedures set forth in Sections 801 and 802 of the NYSE Listed Company Manual. As required by the NYSE, the Company will respond, acknowledging the notification, within 10 days following receipt of the notice.

In accordance with NYSE procedures, the Company has 45 days from its receipt of the notice to submit a plan to the NYSE demonstrating how it intends to regain compliance with the NYSE’s continued listing standards within 18 months. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe.

If the common stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Under the NYSE rules, the Company’s common stock will continue to be listed on the NYSE during this period, subject to the Company’s compliance with other continued listing requirements.

Item 7.01                                           Regulation FD Disclosure.

The Company issued a press release on August 19, 2015, announcing that it had received the notice of non-compliance with the NYSE continued listing standards.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: August 19, 2015
	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President - Land, Legal and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 19, 2015